UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 -------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 20, 2005



                         AUTOMATIC DATA PROCESSING, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                 1-5397                  22-1467904
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       (State or other             (Commission             (IRS Employer
       jurisdiction of             File Number)            Identification
       incorporation)                                      No.)



       One ADP Boulevard, Roseland, New Jersey                07068
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       (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:  (973) 974-5000

                                    N/A
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On October 20, 2005, Automatic Data Processing, Inc., a Delaware corporation (the "Company" or "ADP") entered into a letter agreement with Mr. James D. Aramanda, who will become a Group President of ADP, which sets forth certain understandings and arrangements with respect to the employment relationship of Mr. Aramanda with ADP. The material terms of this agreement are summarized in
Item 5.02(c) to this Form 8-K.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(c) On October 20, 2005, the Company announced that Mr. James D. Aramanda, 54, will become a Group President of ADP. Since 2003, Mr. Aramanda has been Vice Chairman of Mellon Financial Corporation (which was formerly Mellon Investor Services), which provides 401(k), pension, benefit and shareholder administration, actuarial and consulting services. From 1994-2002 he was chief executive officer of Mellon Investor Services. Neither Mellon Financial Corporation nor Mellon Investor Services is an affiliate of the Company.

On October 20, 2005, the Company entered into a letter agreement with Mr. Aramanda which sets forth certain understandings and arrangements with respect to the employment relationship of Mr. Aramanda with ADP. The agreement provides for an initial three year term. The agreement shall continue after its initial term unless either the Company or Mr. Aramanda gives the other 120 days prior written notice that the agreement will terminate at the end of the initial term, or, if later, 120 days after such notice is given. Mr. Aramanda's initial annual base salary shall be $525,000 and his annual target bonus shall be 60% of his base salary; provided, however, that if Mr. Aramanda begins his employment with the Company by December 1, 2005, 100% of his annual target bonus for fiscal year 2006 shall be guaranteed. The actual bonus paid to Mr. Aramanda will be based on his and the Company's accomplishments in relation to pre-established performance goals. The Company shall pay Mr. Aramanda a one-time bonus of $450,000, which amount shall be paid within 30 days after his start date with the Company, or at a later date if desired. If Mr. Aramanda voluntarily leaves the employ of the Company, or is discharged "for cause" (as such term is defined in the agreement), within 2 years of his start date, Mr. Aramanda is obligated to repay the $450,000 bonus amount to the Company. The Company shall further pay Mr. Aramanda a bonus of $840,000 on or about February 1, 2006; provided, however, that if Mr. Aramanda voluntarily leaves the employ of the Company, or is discharged "for cause" within 1 year of his start date, Mr. Aramanda is obligated to repay such bonus amount to the Company.

The agreement provides that Mr. Aramanda is to be granted the following performance-based restricted stock awards: 20,000 shares whose restrictions will lapse on January 1, 2007, and 20,000 shares whose restrictions will lapse on January 1, 2008, in both cases, subject to achievement of performance criteria, and generally subject to continued employment other than as noted below. In addition, Mr. Aramanda will be granted 4,125 shares of performance-based restricted stock for the Company's 2007 fiscal year. The agreement further provides that Mr. Aramanda is to receive an initial stock option grant of 67,000 shares on or about January 2006, which options will have a per-share exercise price equal to the value of the Company's common stock on the date of grant; and that normal additional grants to Mr. Aramanda will be in the range of 33,500 options per year.

Mr. Aramanda is entitled to participate in the Company's Change in Control Severance Plan for Corporate Officers and to participate in the Company's car program for executives, in both cases on the same terms as other Company executives. Mr. Aramanda is also entitled to participate in all of the Company's then-current pension, 401(k), medical and health, life, accident, disability and other insurance programs, stock purchase and other plans and arrangements that are generally available to other Company executives.

If the Company terminates Mr. Aramanda's employment during the first three years of his employment for any reason other than "for cause", or Mr. Aramanda's permanent and serious disability (as defined in the Company's Long Term disability plan) or his death, then he is entitled to continue to receive his base salary through the date which is three years from the date on which he starts employment with the Company. He will also be able to exercise any stock options that vest and keep any restricted stock whose restrictions lapse by the date which is three years from the date on which he starts employment with the Company.

If the Company terminates Mr. Aramanda's employment after the first three years of his employment for any reason other than "for cause", or Mr. Aramanda's permanent and serious disability (as defined in the Company's Long Term disability plan) or his death, then he is entitled to receive, if the date of termination is prior to Mr. Aramanda reaching the age of 60, two years of severance (including base salary and target bonus), and if the date of termination is after he reaches 60 but before he reaches 65, one year of severance (including base salary and target bonus). He will also be able to exercise any stock options that vest and keep any restricted stock whose restrictions lapse during the period during which he is entitled to receive severance payments.

A copy of this letter agreement is attached as Exhibit 10.21 to this Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(c)  Exhibits

The following exhibits are filed as part of this Report on Form 8-K:

-------------------- ----------------------------------------------------------
      Exhibit                              Description
      Number
-------------------- ----------------------------------------------------------
      10.21 Letter Agreement, dated as of October 20, 2005 between Automatic Data Processing, Inc. and James D. Aramanda (Management Contract)
-------------------- ----------------------------------------------------------

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2005

                                    AUTOMATIC DATA PROCESSING, INC.


                                    By:  /s/  Karen E. Dykstra
                                       ----------------------------------------
                                       Name:  Karen E. Dykstra
                                       Title: Chief Financial Officer

                                  Exhibit Index

--------------------------- ---------------------------------------------------
      Exhibit Number                          Description
--------------------------- ---------------------------------------------------
          10.21 Letter Agreement, dated as of October 20, 2005 between Automatic Data Processing, Inc. and James D. Aramanda (Management Contract)
--------------------------- ---------------------------------------------------